SEMI-ANNUAL REPORT






                              Contrarian Value Fund






















                                  July 31, 1999
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                               FIRSTMARK PARTNERS
                         808 South 74th Plaza Suite #113
                           Omaha, Nebraska 68114-4666
                                 (402) 391-3375



Dear Fellow Shareholders:

Welcome, we are delighted to have you as a shareholder of the Contrarian Value Fund. Since the fund's inception on February 10, 1999 the fund's share price has appreciated 2.40% verses a gain of 9.26% for the S&P 500 during the same period. While we are disappointed with the fund's results thus far, we remain optimistic that over the long term our "value" strategies may yield more promising results.

On July 31, 1999 the fund's portfolio consisted of 23 stocks making up 86.5% of the fund's $746,733 assets. The remaining 13.5% of assets were held either in cash or cash equivalents. A complete list of the fund's holdings as of July 31, 1999 can be seen on the accompanying Schedule of Investments.

James M. Griffin Jr., chief investment strategist at Aeltus Investment Management in Hartford, Conn., has stated that so far in 1999 the top 15 stocks in the S&P 500 have accounted for 70% of the total gain in the index. The Wall Street Journal reported that 62.4% of the over 4,000 stocks listed in the New York Stock Exchange are down for the year. It appears to me that currently it's not just what you own that drives performance, but what you do not own may as well.

Most of the stocks we may consider attractive for future investment I suspect may fall in this 62.4%. That's where we believe we will find value over time. For now, it appears to be a rather unrewarding place in the market to invest.

Nevertheless, we will continue to manage the fund in a manner that we believe favors the types of stocks we believe offer a significant opportunity for capital appreciation in an approach that is as sensible as it is simple.

We appreciate you patience and confidence. Thank you for your continued support of our efforts.

Sincerely,



Mark H. Baumann, CFA, CFP
Chairman

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 Contrarian Value Fund
                                                  Schedule of Investments
                                                  July 31, 1999 (unaudited)
 Shares/Principal Amount                         Market Value   % of Assets
 Broadwoven Fabric Mills, Cotton
 3,300        Fruit Of The Loom Inc. Cl A *            26,194       3.51%

 Candy and Other Confectionery Products
 500    Hershey Foods Corp.                            29,000       3.89%

 Canned Specialties
 690    Campbell Soup Co.                              30,360       4.07%

 Chewing and Smoking Tobacco and Snuff
 950    UST Inc.                                       29,450       3.95%

 Cigarettes
 800    Philip Morris Companies Inc.                   29,800       3.99%

 Drug Stores and Proprietary Stores
 1,350        Rite Aid                                 28,602       3.83%

 Drugs, Drug Proprietaries, and Druggists' Sundries
 450    Cardinal Health                                30,713       4.11%

 Electronic Computers
 1,250        Compaq Computer Corp.                    30,000       4.02%

 Food Like Products
 1,750        Archer Daniels-Midland Co.               24,391       3.27%

 Fire, Marine,and Casualty Insurance
 900    Allstate Corp.                                 32,006       4.29%

 Frozen Specialties, Nec
 1,150        Conagra Inc                              29,397       3.94%

 Funeral Services and Crematories
 1,500        Service Corp. Int'L.                     23,813       3.19%

 Games and Toys
 900    Mattel Inc.                                    21,150       2.83%

 General Medical and Surgical Hospitals
 1,000        Tenet Healthcare Corp                    17,937       2.40%

 Heavy Construction, Nec
 2,000        Foster Wheeler                           24,375       3.27%

 Hotels and Motels
 2,200        Hilton Hotels Corp.                      28,875       3.87%

                      *Non-Income producing securities.
    The accompanying notes are an integral part of the financial statements.

 Contrarian Value Fund
                                                  Schedule of Investments
                                                  July 31, 1999 (unaudited)
 Shares/Principal Amount                         Market Value   % of Assets
 Packaging Paper and Plastics Film, Coated and
     Laminated
 1,250        Tennaco *                                28,516       3.82%

 Petroleum Refining
 800    Ashland Inc                                    30,400       4.07%

 Pharmaceutical Preparations
 950    Watson Pharm *                                 32,716       4.38%

 School Buses
 4,000        Laidlaw Inc                              24,500       3.28%

 Surgical and Medical Instruments and Apparatus
 1,100        Becton Dickinson & Co.                   30,181       4.04%

 Telegraph and Other  Message Communications
 600    Level 3 Comm *                                 31,800       4.26%

 Travel Trailers and Campers
 1,350        Fleetwood                                31,134       4.17%

 Cash Equivalents
 55,103       Foutian Square                           55,103       7.38%

        Total Investments (cost $745,254)             700,413      93.84%

        Other Assets Less Liabilities                  45,964       6.16%

        Net Assets - Equivalent to $10.24 per share   746,377     100.00%
        based on 72,858 shares of capital
        stock outstanding (Note 4)

                       *Non-Income producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
     July 31, 1999 (unaudited)

Assets:
     Investment Securities at Market Value                       $700,413
          (Identified Cost - 745,254)
     Cash                                                          46,170
     Receivables:
          Dividends and Interest                                      818
               Total Assets                                       747,401
Liabilities
     Payables:
          Investment Securities Purchased                               -
          Shareholder Distributions                                     -
          Accrued Expenses                                          1,024
               Total Liabilities                                    1,024
Net Assets                                                       $746,377
Net Assets Consist of:
     Capital Paid In                                              738,496
     Undistributed Net Investment Income                            3,902
     Accumulated Realized Gain (Loss) on Investments - Net         48,820
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net           (44,841)
Net Assets, for 72,858 Shares Outstanding                        $746,377
Net Asset Value and Redemption Price
     Per Share ($746,377/72,858 shares)                             10.24
Offering Price Per Share                                            10.24

 Statement of Operations
         For period ending July 31, 1999 (unaudited)

Investment Income:
     Dividends                                                      4,221
     Interest                                                       4,858
          Total Investment Income                                   9,079
Expenses
     Management Fees (Note 2)                                       3,698
     Administrative Fees                                            1,479
                                                                    5,177

Net Investment Income                                               3,902

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                           48,820
     Unrealized Gain (Loss) from Appreciation (Depreciation)
          on Investments                                          (44,841)
Net Realized and Unrealized Gain (Loss) on Investments              3,979

Net Increase (Decrease) in Net Assets from Operations               7,881

The accompanying notes are an integral part of the financial statements.
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Statement of Changes in Net Assets
                                                                      2/10/99
                                                                        to
                                                                      7/31/99
From Operations:
     Net Investment Income                                             3,902
     Net Realized Gain (Loss) on Investments                          48,820
     Net Unrealized Appreciation (Depreciation)                      (44,841)
     Increase (Decrease) in Net Assets from Operations                 7,881
From Distributions to Shareholders
     Net Investment Income                                                 0
     Net Realized Gain (Loss) from Security Transactions                   0
     Net  Increase (Decrease) from Distributions                           0
From Capital Share Transactions:
     Proceeds From Sale of 64,352 Shares                             653,716
     Net Asset Value of 0 Shares Issued on Reinvestment of
           Dividends                                                       0
     Cost of 1,494 Shares Redeemed                                   (15,220)
         638,496

Net Increase  in Net Assets                                          646,377
Net Assets at Beginning of Period   (including undistributed
     net investment income of $0)                                    100,000
Net Assets at End of Period (including undistributed net
     investment income of $3,902)                                    746,377

Share Transactions:
     Issued                                                           64,352
     Reinvested                                                            -
     Redeemed                                                         (1,494)
Net increase (decrease) in shares                                     62,858
Shares outstanding beginning of period                                10,000
Shares outstanding end of period                                      72,858

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the period:    2/10/99
                                                                  to
                                                                7/31/99
Net Asset Value -
     Beginning of Period                                         10.00
Net Investment Income                                             0.12
Net Gains or Losses on Securities
     (realized and unrealized)                                    0.12
Total from Investment Operations                                  0.24
Dividends
     (from net investment income)                                 0.00
Distributions (from capital gains)                                0.00
Return of Capital                                                 0.00
     Total Distributions                                          0.00
Net Asset Value -
     End of Period                                               10.24
Total Return                                                      2.40%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                             746

Ratio of Expenses to Average Net Assets *                         1.72%
Ratio of Net Income to Average Net Assets *                       3.01 %
Portfolio Turnover Rate *                                       158.21%

* Annualized

The accompanying notes are an integral part of the financial statements.

Contrarian Value Fund
                                              Notes to Financial Statements
                                                  July 31, 1999 (unaudited)

1.)   SIGNIFICANT ACCOUNTING POLICIES
  Contrarian Value Fund (the "Fund") is a non-diversified series of Firstmark Partners (the "Trust"), an open-end management investment company. The Trust was organized in Delaware as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as the Contrarian Value Fund. The Fund's primary investment objective is to seek capital appreciation by primarily investing in a core portfolio of 20-30 common stocks that the Fund's adviser believes to be undervalued in the marketplace. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional- size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Contrarian Value Fund
                                              Notes to Financial Statements
                                                  July 31, 1999 (unaudited)

2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Firstock Financial Services, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.25% for investment adviser services and a fee equal to an annual average rate of 0.50% for administrative fees. As a result of the above calculation, for the period ending July 31, 1999, the management fee amounted to $3,698 and the administrative fee amounted to $1,479.

3.)   RELATED PARTY TRANSACTIONS
  The owner of Firstock Financial Services, Inc. is also an owner and/or trustee of the Contrarian Value Fund. This individual may receive benefits from any management fee paid to the Advisor.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At July 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $738,496.
  Transactions in common stock were as follows:

5.)   PURCHASES AND SALES OF SECURITIES
  During the period ending July 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $941,131 and $299,800 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of July 31, 1999.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at July 31, 1999 was the same as identified cost.
  At July 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
     11,713          (56,774)          (44,841)
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                                Board of Trustees
                                 Mark H. Baumann
                                 Jane A. Baumann
                              John R. Wingender Jr.
                               Robin R. Richardson
                                  Gary L. Teel

                               Investment Adviser
                        Firstock Financial Services, Inc.
                        808 south 74th Plaza, Suite #113
                           Omaha, Nebraska 68114-4666

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                                     Counsel
                     Anderson, Berkshire, Lauritsen & Brower
                       8805 Indian Hills Dr., Suite.# 200
                              Omaha, Nebraska 68114

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145

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